Vertex Energy, Inc. 8-K

Exhibit 10.9

THIRD AMENDMENT AND LIMITED WAIVER TO ABL CREDIT AGREEMENT

THIS THIRD AMENDMENT AND LIMITED WAIVER TO ABL CREDIT AGREEMENT (this “Agreement”) is entered into as of July 25, 2019 by and among VERTEX ENERGY, INC., a Nevada corporation (“Parent”), VERTEX ENERGY OPERATING, LLC, a Texas limited liability company (the “Lead Borrower”), the other Borrowers signatory hereto, ENCINA BUSINESS CREDIT, LLC, as Agent, and the Lenders signatory hereto.

W I T N E S E T H:

WHEREAS, Parent, the Lead Borrower, the other Loan Parties, Agent and the Lenders from time to time party thereto are parties to that certain ABL Credit Agreement dated as of February 1, 2017 (as amended prior to the date hereof and as it may be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Loan Parties have requested that the Agent and Lenders amend and provide a limited waiver to certain provisions of the Credit Agreement, and subject to the satisfaction of the conditions set forth herein, the Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.            Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)	The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the date “February 1, 2020” with the date “February 1, 2021”.

(b)	The definition of “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the amount of “$500,000” set forth in clause (c) of such definition with the amount of “$750,000”.

(c)	Section 7.15 of the Credit Agreement is hereby amended and restated to read as follows:

“7.15 Capital Expenditures. Borrowers shall not incur in any Fiscal Year of Parent listed below, Capital Expenditures in an aggregate amount in excess of the amount set forth below with respect to such Fiscal Year:

Fiscal Year	Capital Expenditures
2017	$3,000,000
2018	$3,000,000
2019	$3,500,000
2020 and thereafter	$3,000,000

(d)       “Section 7.16 of the Credit Agreement is hereby amended and restated to read as follows:

“7.16 Minimum Availability. Permit average Availability for any 30-day period to be less than (a) $1,500,000 at any time during the period commencing on July 25, 2019 and ending on August 31, 2019 and (b) $2,000,000 at any time from and after September 1, 2019.

2.              Limited Waiver. Upon satisfaction of the conditions set forth in Section 3 hereof, the Agent hereby waives the restrictions set forth in Sections 6.11 and 7.05 of the Credit Agreement for the sole purposes of allowing the Lead Borrower to: (i) form HPRM LLC (the “Company”) and form Vertex Splitter Corporation (the “Splitter”) without the Company and the Splitter in each case becoming a Loan Party, (ii) contribute all of the issued and outstanding units of Vertex Refining OH, LLC to the Company, (iii) sell 65% of the Lead Borrower’s equity in the Company to Tensile-Heartland Acquisition Corporation (the “Buyer”) (together with clauses (i) and (ii), the “Purchase”), in each case in clauses (i), (ii) and (iii) so long as (v) Agent has received all documents to be entered into in connection with the Purchase which shall be in form and substance reasonably satisfactory to Agent, (w) Agent has received evidence that the Net Proceeds from the Purchase were at least $13,000,000 of which $9,000,000 (or such lesser amount approved by Agent in its sole discretion) were applied to the repayment of the outstanding Term Loans with the balance applied to the Revolving Loans (with any remaining Net Proceeds retained by the Borrowers), (x) no Default or Event of Default shall be continuing at the time of, or result from, the consummation of the Purchase, (y) Agent shall have received a pro forma Borrowing Base Certificate giving effect to the Purchase and (z) the Purchase is consummated on or prior to December 31, 2019; and (iv) form Vertex Refining Myrtle Grove LLC (the “Myrtle Grove Company”) without the Myrtle Grove Company becoming a Loan Party, (v) (v) consummate the contribution of assets (the “Myrtle Grove Assets”) to the Myrtle Grove Company pursuant to that certain Contribution Agreement, dated and as in effect on the date hereof, between Vertex Refining LA, LLC and the Myrtle Grove Company and (vi) sell 15% of the Lead Borrower’s equity in the Myrtle Grove Company to the Buyer (together with clauses (iv) and (v), the “Myrtle Grove Sale”), in each case in clauses (iv), (v) and (vi) so long as (w) Agent has received all documents to be entered into in connection with the Myrtle Grove Sale which shall be in form and substance reasonably satisfactory to Agent, (x) Agent has received evidence that at least $1,000,000 in Net Proceeds from the Myrtle Grove Sale (together with an additional $117,000 in proceeds from other sources) were applied to the repayment of the outstanding Term Loans (with any remaining Net Proceeds from the Myrtle Grove Sale retained by the Borrowers) and (y) no Default or Event of Default shall be continuing at the time of, or result from, the consummation of the Myrtle Grove Sale.

3.               Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

a.       the execution and delivery of this Agreement by each Loan Party, Agent and the Lenders;

b.       the truth and accuracy of the representations and warranties contained in Section 4 hereof;

c.       receipt by Agent, for the ratable benefit of the Lenders, of an amendment fee in the amount of $21,089.93;

d.       Lead Borrower shall have reimbursed the Agent for all reasonable out of pocket costs, fees and expenses in connection with this Agreement;

e.       the Myrtle Grove Sale shall have been consummated and in connection therewith, (w) Agent shall have received all documents to be entered into in connection with the Myrtle Grove Sale which shall be in form and substance reasonably satisfactory to Agent, (x) Agent shall have received evidence that at least $1,000,000 in Net Proceeds from the Myrtle Grove Sale (together with an additional $117,000 in proceeds from other sources) were applied to the repayment of the outstanding Term Loans (with any remaining Net Proceeds from the Myrtle Grove Sale retained by the Borrowers) and (y) no Default or Event of Default shall be continuing at the time of, or result from, the consummation of the Myrtle Grove Sale;

f.        Agent shall have received an amendment to the Term Loan Agreement in form and substance satisfactory to Agent; and

g.       Agent shall have received such other documents, opinions or materials reasonably requested by Agent, in form and substance reasonably acceptable to Agent.

4.               Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each Lender as follows:

a.       the execution, delivery and performance by such Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (i) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (c) result in or require the creation of any Lien upon any asset of such Loan Party (other than Liens in favor of the Agent under the Security Documents); or (d) violate any Law;

b.       such Loan Party has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby;

c.       this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

d.       after giving effect to this Agreement and the transactions contemplated hereby, each of the representations and warranties of such Loan Party contained herein, in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects and (iii) for purposes of this Section 4(d), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and

e.     after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

5.               No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Agreement shall constitute a Loan Document.

6.               Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

7.               Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Agent and each Lender.

8.               Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Illinois.

9.               Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.             Section Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

11.             Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby in each case except as provided in Section 13 of this Agreement. Each of the Loan Parties hereby consents to this Agreement and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

12.             Release of Claims. In consideration of the Lenders’ and the Agent’s agreements contained in this Agreement, each Loan Party hereby irrevocably releases and forever discharge the Lenders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

13.             Partial Lien Release. Upon satisfaction of all the conditions set forth in Section 2 of this Agreement relating to the Purchase. Vertex Refining OH, LLC shall no longer be a Loan Party. Upon satisfaction of all the conditions set forth in Section 2 of this Agreement relating to the Myrtle Grove Sale, the liens of Agent on the Myrtle Grove Assets shall be deemed automatically released and Agent shall deliver such lien releases and terminations as to the Myrtle Grove Assets as the Loan Parties shall reasonably require to effectuate the transactions described in Section 2 of this Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

Lead Borrower:

VERTEX ENERGY OPERATING, LLC

By:	/s/ Chris Carlson
	Name:	Chris Carlson
	Its:	CFO

[Signature Page to Third Amendment and Limited Waiver to ABL Credit Agreement]

Additional Borrowers:

BANGO OIL LLC			VERTEX RECOVERY MANAGEMENT LA, LLC

By:	/s/ Chris Carlson		By:	/s/ Chris Carlson
	Name:	Chris Carlson		Name:	Chris Carlson
	Its:	CFO		Its:	CFO

VERTEX REFINING NV, LLC			VERTEX REFINING LA, LLC

By:	/s/ Chris Carlson		By:	/s/ Chris Carlson
	Name:	Chris Carlson		Name:	Chris Carlson
	Its:	CFO		Its:	CFO

VERTEX REFINING OH, LLC			VERTEX II GP, LLC

By:	/s/ Chris Carlson		By:	/s/ Chris Carlson
	Name:	Chris Carlson		Name:	Chris Carlson
	Its:	CFO		Its:	CFO

VERTEX MERGER SUB, LLC			VERTEX ACQUISITION SUB, LLC

By:	/s/ Chris Carlson		By:	/s/ Chris Carlson
	Name:	Chris Carlson		Name:	Chris Carlson
	Its:	CFO		Its:	CFO

CEDAR MARINE TERMINALS, LP			CROSSROAD CARRIERS, L.P.

By:	/s/ Chris Carlson		By:	/s/ Chris Carlson
	Name:	Chris Carlson		Name:	Chris Carlson
	Its:	CFO		Its:	CFO

VERTEX RECOVERY, L.P.			H&H OIL, L.P.

By:	/s/ Chris Carlson		By:	/s/ Chris Carlson
	Name:	Chris Carlson		Name:	Chris Carlson
	Its:	CFO		Its:	CFO

[Signature Page to Third Amendment and Limited Waiver to ABL Credit Agreement]

VERTEX RECOVERY MANAGEMENT, LLC

By:	/s/ Chris Carlson
	Name:	Chris Carlson
	Its:	CFO

VERTEX ENERGY, INC., as Parent and as a Guarantor

By:	/s/ Chris Carlson
Name:	Chris Carlson
Title:	CFO

[Signature Page to Third Amendment and Limited Waiver to ABL Credit Agreement]

AGENT:

ENCINA BUSINESS CREDIT, LLC, as Agent

By:	/s/ Daniel Ross
Name:	Daniel Ross
Title:	Its Duly Authorized Signatory

[Signature Page to Third Amendment and Limited Waiver to ABL Credit Agreement]

ENCINA BUSINESS CREDIT SPV, LLC, as a Lender

By:	/s/ Daniel Ross
Name:	Daniel Ross
Title:	Its Duly Authorized Signatory

[Signature Page to Third Amendment and Limited Waiver to ABL Credit Agreement]